SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 10, 2005

METRO-GOLDWYN-MAYER INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-13481	95-4605850
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10250 Constellation Boulevard, Los Angeles, CA	90067-6241
(Address of Principal Executive Offices)	(Zip Code)

(310) 449-3000

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 10, 2005, Metro-Goldwyn-Mayer Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

99.1 Text of press release, dated February 10, 2005, of Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRO-GOLDWYN-MAYER INC.

Date: February 10, 2005	By:	/S/ JAY RAKOW
	Name:	Jay Rakow
	Title:	Senior Executive Vice President and General Counsel